EXHIBIT 10.16.1(a)

AMENDMENT NO. 1

Dated as of June 1, 2003 to

PARTICIPATION AGREEMENT

(P1)

Dated as of December 30, 1996

among

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION),

(formerly Oglethorpe Power Corporation

(An Electric Membership Generation & Transmission Corporation))

ROCKY MOUNTAIN LEASING CORPORATION,

U.S. BANK NATIONAL ASSOCIATION

(successor to State Street Bank and Trust Company and

Fleet National Bank),

not in its individual capacity, except

as expressly provided herein, but solely

as Owner Trustee,

SUNTRUST BANK (formerly Suntrust Bank, Atlanta)

not in its individual capacity, except

as expressly provided herein, but solely

as Co-Trustee,

PHILIP MORRIS CAPITAL CORPORATION

and

UTRECHT-AMERICA FINANCE CO.

ROCKY MOUNTAIN

PUMPED STORAGE HYDROELECTRIC PROJECT

AMENTMENT NO. 1

TO

PARTICIPATION AGREEMENT

(P1)

This AMENDMENT NO. 1, dated as of June 1, 2003 (this “Amendment”) to PARTICIPATION AGREEMENT (P1), dated as of December 30, 1996, among (i) OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), (formerly Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation)) an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigns, called “Oglethorpe”), (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigns, called “RMLC”), (iii) PHILIP MORRIS CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware, as Owner Participant (herein, in such capacity, together with its successors and permitted assigns, called the “Owner Participant”), (iv) U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company and Fleet National Bank), a national banking association organized and existing under the laws of the United States, not in its individual capacity, except as specifically provided herein, but solely as a trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the “Owner Trustee” and herein in its individual capacity, together with its successors and permitted assigns, called the “Non-Georgia Trust Company”), (v) SUNTRUST BANK (formerly known as Suntrust Bank, Atlanta), a state banking corporation organized and existing under the laws of the State of Georgia, not in its individual capacity, except as specifically provided herein, but solely as trustee under the Trust Agreement (herein in its capacity as a trustee under the Trust Agreement, together with its successors and permitted assigns, called the “Co-Trustee” and herein in its individual capacity, together with its successors and permitted assigns, called the “Georgia Trust Company”), and (vi) UTRECHT-AMERICA FINANCE CO., a corporation organized under the laws of the State of Delaware, as the Lender (herein together with its successors and permitted assigns, the “Lender”).

WITNESSETH:

WHEREAS, Oglethorpe, RMLC, the Owner Participant, the Non-Georgia Trust Company, the Georgia Trust Company and the Lender have heretofore executed and delivered the Participation Agreement in connection with the Overall Transaction;

WHEREAS, Section 8.8 of the Participation Agreement sets forth the terms and conditions under which Oglethorpe may be required to provide Qualifying Additional Security for its obligations under the Head Lease and the Facility Sublease;

WHEREAS, the parties to the Participation Agreement agree that the provisions of Section 8.8 of the Participation Agreement, as in existence prior to this Amendment, did not accurately reflect the intent of such parties at the time of the execution and delivery of the Participation Agreement with respect to the amount to be payable or drawable in accordance with such Qualifying Additional Security; and

WHERAS, the parties to the Participation Agreement have agreed to amend the provisions of Section 8.8 of the Participation Agreement to reflect their intent by the execution and delivery of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS; INTERPRETATION OF THIS AMENDMENT

The capitalized terms used in this Amendment (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement.  The general provisions of Appendix A shall apply to terms used in this Amendment and specifically defined herein.

SECTION 2.           AMENDMENT OF SECTION 8.8

The third and fourth sentences of Section 8.8 of the Participation Agreement are hereby amended in their entirely to read as follows:

“Qualifying Additional Security shall consist of surety bonds issued by a Qualifying Surety Bond Provider or a Qualifying Letter of Credit in favor of the Co-Trustee and the Owner Participant (in the case of Qualifying Additional Security securing Oglethorpe’s obligations under the Head Lease and the Special Equity Head Lease Remedy) and in favor of RMLC or the Owner Participant (in the case of Qualifying Additional Security securing Oglethorpe’s obligations under the Facility Sublease), in each case payable or drawable in an amount equal to $21,099,693 and payable or drawable for such purposes as the Qualifying Head Lease Surety Bond and Qualifying Sublease Surety Bond then in effect are payable or drawable.  Oglethorpe’s obligation in this Section 8.8 may be satisfied by increasing the maximum amounts payable under the existing Qualifying Head Lease Surety Bond and Qualifying Sublease Surety Bond by $21,099,693 each.”

SECTION 3.           ALL PROVISIONS OF PARTICIPATION AGREEMENT TO REMAIN IN EFFECT

Except as expressly amended pursuant to Section 2 of this Amendment, all provisions of the Participation Agreement remain in full force and effect.

SECTION 4.           MISCELLANEOUS

Section 4.1            Counterparts.  This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

Section 4.2            Effectiveness.  This Amendment has been dated as of the date first above written for convenience only.  This Amendment shall be effective on the date of execution and delivery by each of the parties hereto.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)
(formerly Oglethorpe Power Corporation (An Electric
Membership Generation & Transmission Corporation))

By:	/s/ Thomas A. Smith
Name:	Thomas A. Smith
Title:	President and Chief Executive Officer
Date:

(CORPORATE SEAL)

ROCKY MOUNTAIN LEASING CORPORATION

By:	/s/ Thomas J. Brendiar
Name:	Thomas J. Brendiar
Title:	Vice President and Treasurer
Date:

U.S. BANK NATIONAL ASSOCIATION (as successor to State Street Bank and Trust Company and Fleet National Bank)
not in its individual capacity, except to the extent provided herein, but solely as Owner Trustee under the Trust Agreement

By:	/s/ Mark A. Forgetta
Name:	Mark A. Forgetta
Title:	Vice President
Date:

(Signatures continued on next page)

SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)
in its individual capacity, to the extent provided herein, and as Co-Trustee under the Trust Agreement

By:	/s/ B.A. Donaldson
Name:	B.A. Donaldson
Title:	Vice President
Date:

PHILIP MORRIS CAPITAL CORPORATION

By:	/s/ James C. McCrea
Name:
Title:
Date:

UTRECHT-AMERICA FINANCE CO.

By:	/s/ Nancy J. McIver
Name:	Nancy J. McIver
Title:	Vice President
Date:

By:	/s/ David I. Dietz
Name:	David I Dietz
Title:	Treasurer
Date:

SCHEDULE TO EXHIBIT 10.16.1(a)

AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Amendment to Agreement	Date	Owner Participant

P1	June 1, 2003	Philip Morris Capital Corporation

P2	June 1, 2003	Philip Morris Capital Corporation

F3	June 1, 2003	First Chicago Leasing Corporation

F4	June 1, 2003	First Chicago Leasing Corporation

N5	June 1, 2003	NationsBanc Leasing & R.E. Corporation

N6	June 1, 2003	Philip Morris Capital Corporation (transferee from NationsBanc Leasing & R.E. Corporation)